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                                                                     EXHIBIT 7.9

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Toreador Royalty Corporation, par value $0.15625 per share, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 18th day of September, 1998.


                                        LEE GLOBAL ENERGY FUND, L.P.

                                        By:  Gralee Partners, L.P., its
                                             general partner

                                             By: Gralee Capital Corp.,
                                                 its general partner

                                                 By:  /s/ G. THOMAS GRAVES III
                                                     --------------------------
                                                 Name:   G. Thomas Graves III
                                                 Title:  President


                                        /s/ G. THOMAS GRAVES III
                                        ---------------------------------------
                                        G. THOMAS GRAVES III


                                        /s/ WILLIAM I. LEE
                                        ---------------------------------------
                                        WILLIAM I. LEE



                                        WILCO PROPERTIES, INC.


                                        By:      /s/ G. THOMAS GRAVES III
                                             ----------------------------------
                                        Name:    G. Thomas Graves III
                                        Title:   President